December 18, 2017
Reporters May Contact:
Jerry Dubrowski, Bank of America, 1.646.855.1195
jerome.f.dubrowski@bankofamerica.com

Investors May Contact:
Lee McEntire, Bank of America, 1.980.388.6780
Jonathan G. Blum, Bank of America (Fixed Income), 1.212.449.3112

Bank of America Announces Early Participation Results of
Previously Announced Exchange Offers

CHARLOTTE - Bank of America Corporation (the “Corporation”) today announced the early participation results, as of 5:00 p.m., New York City time, on December 15, 2017 (the “Early Participation Date”), of its previously announced private offers (the “Exchange Offers”) for Eligible Holders (as defined below) of the Corporation’s outstanding debt securities listed in the tables below (collectively, the “Existing Notes”) to exchange Existing Notes for new fixed/floating rate senior notes (the “New Notes”) in two categories of Exchange Offers, on the terms and conditions set forth in the confidential offering memorandum (the “Offering Memorandum”) dated December 4, 2017, and the accompanying letter of transmittal (the “Letter of Transmittal”).

The tables below set forth the aggregate principal amount of each series of Existing Notes that has been validly tendered and not validly withdrawn at or prior to the Early Participation Date in the first category of Exchange Offers and the second category of Exchange Offers, respectively, based on information provided by the exchange agent, as described below.

CUSIP No.	Title of Security	Principal Amount Outstanding	Acceptance Priority Level	Aggregate Principal Amount Tendered at or prior to the Early Participation Date
06051GDZ9	7.625% Senior Notes, due June 2019	$2,864,165,000	1	$1,601,465,000
06051GEC9	5.625% Senior Notes, due July 2020	$3,000,000,000	2	$1,752,200,000
06051GEE5	5.875% Senior Notes, due January 2021	$1,500,000,000	3	$ 768,530,000
06051GEX3	2.600% Senior Notes, due January 2019	$3,750,000,000	4	$1,764,189,000
06051GFD6	2.650% Senior Notes, due April 2019	$2,500,000,000	5	$ 884,027,000
59018YN64	6.875% Senior Notes, due April 2018	$5,500,000,000	6	$2,500,818,000
06051GDX4	5.650% Senior Notes, due May 2018	$4,000,000,000	7	$1,350,050,000
590188JN9	6.875% Senior Notes, due November 2018	$1,031,000,000	8	$ 177,099,000
590188JF6	6.500% Senior Notes, due July 2018	$ 646,550,000	9	$ 50,421,000

CUSIP No.	Title of Security	Principal Amount Outstanding	Acceptance Priority Level	Aggregate Principal Amount Tendered at or prior to the Early Participation Date
06051GEM7	5.700% Senior Notes, due January 2022	$2,250,000,000	1	$1,123,188,000
06051GEH8	5.000% Senior Notes, due May 2021	$2,000,000,000	2	$1,029,265,000
590188JB5	6.750% Senior Notes, due June 2028	$ 250,000,000	3	$ 25,016,000
06051GFS3	3.875% Senior Notes, due August 2025	$3,500,000,000	4	$1,707,182,000
06051GFG9	4.875% Senior Notes, due April 2044	$1,500,000,000	5	$ 995,308,000
59018YTM3	6.050% Senior Notes, due June 2034	$ 100,000,000	6	$ 80,502,000
06051GFF1	4.000% Senior Notes, due April 2024	$2,750,000,000	7	$ 969,136,000
06053FAA7	4.100% Senior Notes, due July 2023	$2,000,000,000	8	$ 819,784,000
06051GFB0	4.125% Senior Notes, due January 2024	$2,500,000,000	9	$ 962,794,000
06051GFC8	5.000% Senior Notes, due January 2044	$2,000,000,000	10	$1,193,254,000
06051GEN5	5.875% Senior Notes, due February 2042	$1,500,000,000	11	$ 135,960,000

Determination of pricing terms for the Exchange Offers will occur at 11:00 a.m., New York City time, on December 18, 2017. The “Early Settlement Date” for Existing Notes validly tendered at or prior to the Early Participation Date and accepted by the Corporation for exchange is expected to be December 20, 2017.

The Exchange Offers will expire at 11:59 p.m., New York City time, on January 4, 2018, unless extended by the Corporation (the “Expiration Date”), and the “Final Settlement Date” (if any) for any Existing Notes validly tendered after the Early Participation Date but at or prior to the Expiration Date and accepted by the Corporation for exchange is expected to be January 8, 2018.

The Withdrawal Deadline (as defined in the Offering Memorandum) for valid tenders of Existing Notes occurred at 5:00 p.m., New York City time, on December 15, 2017. As a result, tendered Existing Notes may no longer be withdrawn pursuant to the Exchange Offers, except as may be required by law.

Consummation of each Exchange Offer is subject to the satisfaction or waiver of certain conditions as described in the Offering Memorandum, including (i) the condition that at least $1,000,000,000 of each series of New Notes be issued in the Exchange Offers, (ii) the condition that the Existing Notes and the New Notes receive certain accounting and tax treatment (as described in the Offering Memorandum) and (iii) the absence of certain adverse legal and market developments and other customary conditions. Each Exchange Offer may be amended, extended or terminated individually.

The Exchange Offers are made, and copies of the documents relating to the Exchange Offers will be made available, only to a holder of Existing Notes who has certified in an eligibility letter (each, an “Eligible Holder”) certain matters to the Corporation, including its status as (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a person outside the United States who is (a) not a “U.S. person” as defined in Rule 902 under the Securities Act, (b) not acting for the account or benefit of a U.S. person and (c) a “non-U.S. qualified offeree” as defined in the Offering Memorandum.

Holders of Existing Notes who desire access to the electronic eligibility certification should contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at 866-342-4881 (U.S. toll-free), 212-269-5550 (collect), or at bac@dfking.com. Holders that wish to receive the Offering Memorandum and the Letter of Transmittal can certify eligibility at http://www.dfking.com/bac.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Corporation will enter into a registration rights agreement with respect to the New Notes.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at or communicated to persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below) (a “Relevant Member State”), qualified investors in that Relevant Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order or are high net-worth entities and other persons falling within article 69(2)(a) to (d) of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated or caused to be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU and includes any relevant implementing measure in a Relevant Member State.

Forward-looking statements

Certain statements in this news release represent the current expectations, plans or forecasts of Bank of America Corporation (“Bank of America”) based on available information and are forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Forward-looking statements represent Bank of America’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of its future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks discussed under Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2016 and in any of Bank of America's other subsequent Securities and Exchange Commission filings.

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